Supplement Dated October 10, 2025
to the Prospectus and Statement of Additional Information, each dated February 28, 2025, for Thrivent Core Low Volatility Equity Fund and Thrivent Core Mid Cap Value Fund, each a series of Thrivent Core Funds
On October 9, 2025, the Board of Trustees of Thrivent Core Funds approved a Plan of Liquidation and Dissolution (the “Plan”) for Thrivent Core Low Volatility Equity Fund and Thrivent Core Mid Cap Value Fund (each, a “Fund” and collectively, the “Funds”). Pursuant to the Plan, the Funds will liquidate their assets and dissolve on or around October 22, 2025 (the “Liquidation Date”).
Prior to the Liquidation Date, each Fund will cease to pursue its stated investment objective and be managed in order to provide sufficient liquidity to meet redemptions. On the Liquidation Date, shareholders will receive cash proceeds or securities redeemed in-kind in proportion to the number of shares held by them on the Liquidation Date.
Each Fund and its shareholders will bear the transaction costs it incurs related to the disposition of such Fund’s assets prior to the Liquidation Date. For shareholders with taxable accounts, liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for Federal income tax purposes.
Effective at the close of business on the Liquidation Date, all references to the Funds are hereby removed from the Funds’ prospectus and statement of additional information. The pending liquidation of a Fund may be delayed or terminated by action of the Board of Trustees in the event of unforeseen circumstances.
Please include this Supplement with your Prospectus and Statement of Additional Information.
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